Exhibit 99.1
GigaCloud Technology Inc Announces First Quarter Ended March 31, 2026 Financial Results
— Posts another Quarter of Substantial Revenue Growth —
EL MONTE, Calif., May 7, 2026 — GigaCloud Technology Inc (Nasdaq: GCT) (“GigaCloud” or the “Company”), a pioneer of global end-to-end B2B technology solutions for large parcel merchandise, today announced financial results for the first quarter ended March 31, 2026, highlighted by substantial revenue growth over the comparable prior year period.
First Quarter 2026 Financial Highlights
•Total revenues of $359.5 million, increased 32.2% year-over-year.
•Gross profit of $85.8 million, increased 34.7% year-over-year.
Gross margin was 23.9%, compared to 23.4% in the first quarter of 2025.
•Net income of $38.1 million, compared to $27.1 million reported in the prior-year period.
Net income margin was 10.6%, compared to 10.0% in the first quarter of 2025.
Diluted EPS increased 52.9% year-over-year to $1.04.
•Adjusted EBITDA1 of $45.6 million, increased 37.3% year-over-year.
Adjusted EPS – diluted2 of $1.24, increased 49.4% year-over-year.
•Cash and cash equivalents, Restricted cash, and Investments totaled $364.0 million as of March 31, 2026, a 12.7% decrease from December 31, 2025.
Operational Highlights
•GigaCloud Marketplace GMV3 increased 17.5% year-over-year to $1,664.6 million for the 12 months ended March 31, 2026.
•3P seller GigaCloud Marketplace GMV4 increased 23.7% year-over-year to $908.6 million for the 12 months ended March 31, 2026. 3P seller GigaCloud Marketplace GMV represented 54.6% of total GigaCloud Marketplace GMV for the 12 months ended March 31, 2026.
•Active 3P sellers5 increased 19.3% year-over-year to 1,377 for the 12 months ended March 31, 2026.
•Active buyers6 increased 25.2% year-over-year to 12,473 for the 12 months ended March 31, 2026.
1     Adjusted EBITDA is a non-GAAP financial measure. For more information on the non-GAAP financial measure, please see the section of “Non-GAAP Financial Measure” and the table captioned “Unaudited Reconciliation of Adjusted EBITDA” set forth at the end of this press release.
2     Adjusted EPS – diluted is a non-GAAP financial measure. For more information on the non-GAAP financial measure, please see the section of “Non-GAAP Financial Measure” and the table captioned “Unaudited Reconciliation of Adjusted EPS – diluted” set forth at the end of this press release.
3    GigaCloud Marketplace GMV means the total gross merchandise value of transactions ordered through our GigaCloud Marketplace including GigaCloud 3P and GigaCloud 1P, before any deductions of value added tax, goods and services tax, shipping charges paid by buyers to sellers and any refunds.
4     3P seller GigaCloud Marketplace GMV means the total gross merchandise value of transactions sold through our GigaCloud Marketplace by 3P sellers, before any deductions of value added tax, goods and services tax, shipping charges paid by buyers to sellers and any refunds.
5    Active 3P sellers means sellers who have sold a product in GigaCloud Marketplace within the last 12-month period, irrespective of cancellations or returns.
6    Active buyers means buyers who have purchased a product in the GigaCloud Marketplace within the last 12-month period, irrespective of cancellations or returns.

•Spend per active buyer7 was $133,457 for the 12 months ended March 31, 2026.
“At GigaCloud, taking a long-term view and investing in the future is our core philosophy. We are committed to building a global digital supply chain for big and bulky items – a vision that guides our every strategic move,” said Larry Wu, Founder and Chief Executive Officer. “The value of this approach becomes clear during downturns like the one we are navigating today. Our early investments in Europe and the strategic acquisition of Noble House are delivering solid results despite U.S. market challenges. Likewise, our decisive share repurchases have turned policy-driven volatility into an opportunity to enhance shareholder value. We will continue to defend this principle – driving innovation and investing for the long-term to strengthen our industry-leading position.”
“Our sustained profitability in an uncertain environment underscores our continued focus on operational discipline and the resilience of our model,” said Erica Wei, Chief Financial Officer. “We remain committed to a balanced capital allocation approach, investing in the business while returning capital to shareholders. As of date, our cumulative share buybacks across all programs totalled approximately 5.6 million shares for $113.5 million, with approximately $68.3 million remaining under our buyback program announced in August 2025. We will continue to execute against our capital priorities.”
Business Outlook
The Company expects its total revenues to be between $365 million and $390 million in the second quarter of 2026. This forecast reflects the Company’s current and preliminary views on the market and operational conditions, which are subject to change and cannot be predicted with reasonable accuracy as of the date hereof.
Share Repurchase Program
On August 13, 2025, the Company’s Board of Directors approved a $111.0 million share repurchase program. The program became effective on August 17, 2025 and will remain in effect for a period of three years. During the first quarter of 2026, we repurchased 304,321 of our Class A ordinary shares at a total consideration of approximately $12.3 million. Subsequent to the first quarter of 2026, the Company has repurchased an aggregate of 200,628 Class A ordinary shares in the open market at a total consideration of approximately $9.0 million pursuant to a repurchase plan under Rule 10b5-1 of the Exchange Act.
Under the share repurchase program, the Company may purchase its ordinary shares through various means, including open market transactions, privately negotiated transactions, block trades, any combination thereof or other legally permissible means. The Company may effect repurchase transactions in compliance with Rule 10b5-1 and Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The number of shares repurchased and the timing of repurchases will depend on a number of factors, including, but not limited to, price, trading volume and general market conditions, along with the Company’s working capital requirements, general business conditions and other factors.
Conference Call
The Company will host a conference call to discuss its financial results at 8:00 am U.S. Eastern Time on May 7, 2026. Participants can access the conference call at https://registrations.events/direct/CHO616387 by entering their details to receive a call that will connect them to the conference. All participants are encouraged to dial in 15 minutes prior to the start time.
A live and archived webcast of the conference call will be accessible on the Company’s investor relations website at: https://investors.gigacloudtech.com/.
About GigaCloud Technology Inc
GigaCloud Technology Inc is a pioneer of global end-to-end B2B technology solutions for large parcel merchandise. The Company’s B2B ecommerce platform, which it refers to as the “GigaCloud Marketplace,” integrates everything from discovery and payments to logistics tools into one easy-to-use platform. The Company’s global marketplace seamlessly
7    Spend per active buyer is calculated by dividing the total GigaCloud Marketplace GMV within the last 12-month period by the number of active buyers as of such date.

connects manufacturers, primarily in Asia, with resellers, primarily in the U.S., Asia and Europe, to execute cross-border transactions with confidence, speed and efficiency. The Company offers a truly comprehensive solution that transports products from the manufacturer’s warehouse to the end customer’s doorstep, all at one fixed price. The Company first launched its marketplace in January 2019 by focusing on the global furniture market and has since expanded into additional categories such as home appliances and fitness equipment. For more information, please visit the Company’s website: https://investors.gigacloudtech.com/.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted EPS – diluted, to understand and evaluate its core operating performance. Adjusted EBITDA is net income excluding interest, income taxes and depreciation, further adjusted to exclude share-based compensation expense. Adjusted EPS – diluted is a financial measure defined as our Adjusted EBITDA divided by our diluted weighted-average shares outstanding. Management uses Adjusted EBITDA and Adjusted EPS – diluted as measures of operating performance, for planning purposes, to allocate resources to enhance the financial performance of our business, to evaluate the effectiveness of our business strategies and in communications with our Board of Directors and investors concerning our financial performance. Non-GAAP financial measures, which may differ from similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP.
For more information on the non-GAAP financial measures, please see the tables captioned “Unaudited Reconciliation of Adjusted EBITDA” and “Unaudited Reconciliation of Adjusted EPS – diluted” set forth at the end of this press release.
Forward-Looking Statements
This press release contains “forward-looking statements”. Forward-looking statements reflect our current view about future events. These forward-looking statements involve known and unknown risks and uncertainties and are based on the Company’s current expectations and projections about future events that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Investors can identify these forward-looking statements by words or phrases such as “may,” “will,” “could,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “propose,” “potential,” “continue” or similar expressions. The Company undertakes no obligation to update or revise publicly any forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to review other factors that may affect its future results in the Company’s registration statement and other filings with the SEC.
For investor and media inquiries, please contact:
GigaCloud Technology Inc
Investor Relations
Email: ir@gigacloudtech.com
PondelWilkinson, Inc.
Laurie Berman (Investors) – lberman@pondel.com
George Medici (Media) – gmedici@pondel.com

GigaCloud Technology Inc
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands except for share data and per share data)

	March 31, 2026	December 31, 2025
ASSETS
Current assets
Cash and cash equivalents	$330,271	$379,780
Restricted cash	766	760
Investments	32,938	36,316
Accounts receivable, net	83,513	65,973
Inventories	240,315	188,298
Prepayments and other current assets	21,132	19,535
Total current assets	708,935	690,662
Non-current assets
Operating lease right-of-use assets	435,884	431,455
Property and equipment, net	36,806	32,281
Intangible assets, net	4,936	4,978
Goodwill	12,900	12,586
Deferred tax assets	14,369	12,981
Other non-current assets	16,388	17,516
Total non-current assets	521,283	511,797
Total assets	$1,230,218	$1,202,459

GigaCloud Technology Inc
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (continued)
(In thousands)

	March 31, 2026	December 31, 2025
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$98,780	$105,407
Contract liabilities	5,890	6,459
Current operating lease liabilities	106,675	100,326
Income tax payable	23,776	17,509
Accrued expenses and other current liabilities	107,821	112,547
Total current liabilities	342,942	342,248
Non-current liabilities
Operating lease liabilities, non-current	367,345	368,321
Deferred tax liabilities	730	797
Finance lease obligations, non-current	863	690
Non-current income tax payable	4,693	4,604
Other long-term liabilities	3,346	—
Total non-current liabilities	376,977	374,412
Total liabilities	$719,919	$716,660
Commitments and contingencies	$—	$—

Shareholders’ equity
Treasury shares, at cost (304,321 and 237,269 shares held as of March 31, 2026 and December 31, 2025, respectively)	$(12,267)	$(7,126)
Class A ordinary shares $0.05 par value, 50,673,268 shares authorized, 29,455,790 and 29,637,687 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively)	1,489	1,495
Class B ordinary shares ($0.05 par value, 9,326,732 shares authorized as of March 31, 2026 and December 31, 2025, 7,156,732 and 7,276,732 shares issued and outstanding as of March 31, 2026 and December 31, 2025)	357	363
Additional paid-in capital	87,395	88,674
Accumulated other comprehensive income (loss)	(175)	1,527
Retained earnings	433,500	400,866
Total shareholders’ equity	510,299	485,799
Total liabilities and shareholders’ equity	$1,230,218	$1,202,459

GigaCloud Technology Inc
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands except for share data and per share data)

	Three Months Ended March 31,
	2026	2025
Revenues
Service revenues	$116,540	$94,068
Product revenues	242,948	177,838
Total revenues	359,488	271,906
Cost of revenues
Services	106,630	79,156
Products	167,012	129,024
Total cost of revenues	273,642	208,180
Gross profit	85,846	63,726
Operating expenses
Selling and marketing expenses	31,242	18,558
General and administrative expenses	9,762	14,340
Research and development expenses	2,358	2,493
Losses on disposal of property and equipment	5	12
Total operating expenses	43,367	35,403
Operating income	42,479	28,323
Interest expense	(120)	(23)
Interest income	2,984	2,621
Foreign currency exchange gains (losses), net	(280)	792
Others, net	854	792
Income before income taxes	45,917	32,505
Income tax expense	(7,793)	(5,359)
Net income	$38,124	$27,146
Foreign currency translation adjustment, net of income taxes of nil	(52)	411
Net unrealized loss on available-for-sale investments	(8)	(6)
Intra-entity foreign currency transactions gain (loss)	(1,609)	1,636
Release of foreign currency translation reserve related to liquidation of subsidiaries	(33)	(1)
Total other comprehensive income (loss)	(1,702)	2,040
Comprehensive Income	$36,422	$29,186
Net income per ordinary share
—Basic	$1.04	$0.68
—Diluted	$1.04	$0.68
Weighted average number of ordinary shares outstanding used in computing net income per ordinary share
—Basic	36,683,938	40,020,265
—Diluted	36,771,570	40,138,522

GigaCloud Technology Inc
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net income	$38,124	$27,146
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	2,226	2,049
Share-based compensation	345	1,227
Operating lease	992	1,125
Changes in accounts receivables	(10,159)	(9,011)
Changes in inventories	(43,458)	(30,845)
Changes in prepayments and other assets	(128)	(3,217)
Changes in accounts payable, accrued expenses and other current liabilities	(17,430)	14,551
Changes in contract liabilities	(492)	1,096
Changes in income tax payable	6,503	6,418
Changes in deferred income taxes	33	(1,511)
Other operating activities	1,709	405
Net cash provided by (used in) operating activities	(21,735)	9,433
Cash flows from investing activities:
Purchases of property and equipment	(4,468)	(2,395)
Disposals of property and equipment	22	34
Acquisitions, net of cash acquired	(13,329)	—
Purchases of investments	(24,825)	(25,000)
Sales and maturities of investments	27,793	31,986
Net cash provided by (used in) investing activities	(14,807)	4,625
Cash flows from financing activities:
Repayment of finance lease obligations	(148)	(34)
Repurchases of ordinary shares	(12,267)	(22,734)
Net cash used in financing activities	(12,415)	(22,768)
Effect of foreign currency exchange rate changes on cash, cash equivalents and restricted cash	(546)	674
Net decrease in cash, cash equivalents and restricted cash	(49,503)	(8,036)
Cash, cash equivalents and restricted cash at the beginning of the period	380,540	260,444
Cash, cash equivalents and restricted cash at the end of the period	$331,037	$252,408
Supplemental disclosure of cash flow information
Cash paid for interest expense	$120	23
Cash paid for income taxes	$1,196	552
Non-cash investing and financing activities:
Purchase of property and equipment under finance leases	$555	$17
Contingent consideration and consideration payable	$4,280	$—

GigaCloud Technology Inc
UNAUDITED RECONCILIATION OF ADJUSTED EBITDA
(In thousands, except for per share data)

	Three Months Ended March 31,
	2026	2025
	(In thousands)
Net Income	$38,124	$27,146
Add: Income tax expense	7,793	5,359
Add: Interest expense	120	23
Less: Interest income	(2,984)	(2,621)
Add: Depreciation and amortization	2,226	2,049
Add: Share-based compensation expenses	345	1,227
Adjusted EBITDA	$45,624	$33,183
UNAUDITED RECONCILIATION OF ADJUSTED EPS – DILUTED

	Three Months Ended March 31,
	2026	2025
Net income per ordinary share – diluted	$1.04	$0.68
Adjustments, per ordinary share:
Add: Income tax expense	0.21	0.13
Add: Interest expense	—	—
Less: Interest income	(0.08)	(0.07)
Add: Depreciation and amortization	0.06	0.05
Add: Share-based compensation expenses	0.01	0.04
Adjusted EPS – diluted	$1.24	$0.83

Weighted average number of ordinary shares outstanding - diluted	36,771,570	40,138,522